NOTE 4 - INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2019
Tables/Schedules
Schedule of Deferred income taxes

Net deferred tax assets consist of the following components as of December 31, 2019 and 2018:

	2019	2018
Deferred tax assets:
NOL Carryover	$ 278,000	$ 216,000
Valuation allowance	(278,000)	(216,000)
Net deferred tax asset	$ -	$ -

Schedule of income taxe reconciliation

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rates to pretax income from continuing operations for the years ended December 31, 2019 and 2018 due to the following:

	2019	2018
Current Federal Tax (21%)	$ 62,000	$ 94,000
Change in valuation allowance	(62,000)	(94,000)
	$ -	$ -